UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

(Exact name of registrant as specified in its charter)

Florida	000-1415277	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Employment Agreement with Wade A. Jacobson

On December 22, 2009, 1st United Bank (the “Bank”), the wholly-owned subsidiary of 1st United Bancorp, Inc. (the “Registrant”), entered into an Employment Agreement (the “Employment Agreement”) with Wade A. Jacobson, the Bank’s current Executive Vice President, Chief Lending Officer. The principal terms of the Employment Agreement are summarized below.

Term. The Employment Agreement is effective as of January 1, 2010 and has an initial term of one year. Thereafter, the Employment Agreement will automatically renew for successive one-year terms.

Salary and Bonus. Mr. Jacobson currently receives an annual base salary of $170,000. In addition, Mr. Jacobson is entitled to a bonus at the end of each calendar quarter of the Bank during the Term, in an amount as determined pursuant to a Management Incentive Compensation Plan. Mr. Jacobson can earn a maximum a 50% of his base compensation as an annual bonus based on quarterly targets for new loan and deposit production, management responsibilities and overall bank earnings.

Severance. Mr. Jacobson is entitled to the following severance benefits if his employment is terminated upon a change of control or for other than cause: (a) an amount equal to 12 months base salary; (b) an amount equal to the average annual bonus with respect to the average for the two immediately preceding years; and (c) reimbursement of up to $1,000 per month for continuation of health coverage under COBRA for up to 12 months after the date of termination.

Retirement of H. William Spute, Jr.

On December 18, 2009, H. William Spute, Jr. announced his intention to retire as Executive Vice President, Chief Banking Officer of the Registrant as well as resign from the Board of Directors of the Registrant effective immediately. Mr. Spute will remain as a director and Executive Vice President of the Bank until he fully retires on December 31, 2010. The Registrant paid Mr. Spute a severance payment of $170,000. The Registrant is not aware of any disagreements between the Registrant and Mr. Spute.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Employment Agreement by and between the Registrant and Wade A. Jacobson, effective as of December 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date: December 22, 2009	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement by and between the Registrant and Wade A. Jacobson, effective as of December 22, 2009.